Exhibit 99.2
GOVERNMENT PROPERTIES TRUST, INC.
Supplemental Operating and Financial Data
For the Quarter Ended
September 30, 2005

TABLE OF CONTENTS

CORPORATE DATA

Company Background	3
Investor Information/Common Stock Data/Dividend Per Share	4

CONSOLIDATED FINANCIAL RESULTS

Financial Highlights	5
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Consolidated Statements of Cash Flows	8
Funds from Operations	9
Reconciliation of Earnings Before Interest, Taxes and Depreciation and Amortization	10
Debt Summary	11

PORTFOLIO DATA

Portfolio Overview	12
Occupancy and Delinquency Rates	13
Forward-looking information and Non-GAAP information	14

COMPANY BACKGROUND
Government Properties Trust, Inc. primarily invests in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only REIT whose stated business model calls for acquiring and holding for investment solely government-leased properties.
Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration (“GSA”), under long-term leases. We began formal operations with our first property acquisition in December 2002. At September 30, 2005, we owned eighteen primarily GSA-leased properties. These properties are 95% occupied and had a weighted-average remaining lease term of approximately 10.6 years based on the square footage of the properties as of September 30, 2005. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional primarily government-leased properties.
We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. Prior to this offering, we reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).
This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.

INVESTOR INFORMATION
BOARD OF DIRECTORS

Jerry D. Bringard Chairman	Robert M. Ames

Philip S. Cottone	Robert A. Peck

Thomas D. Peschio	Richard H. Schwachter
MANAGEMENT

Thomas D. Peschio	Nancy D. Olson
President & Chief Executive Officer	Chief Financial Officer, Treasurer

Oscar Peterson	D. Gary Marron
Director of Asset Acquisition	Director of Asset Management

James E. Okell	Edward C. Fuxa
Director of Acquisition Processing	Director of Accounting and Finance

John D. Ellsworth
General Counsel
COMPANY INFORMATION

Corporate Headquarters	Investor Relations Contact
13625 California Street	Sharon D. Latham
Suite 310	(402) 391-0010 ext. 207
Omaha, Nebraska 68154	(402) 391-4144 (fax)
(402) 391-0010	slatham@gptrust.com
TRADING MARKET
Our common stock is traded on the New York Stock Exchange under the symbol “GPT.” Our common stock began trading on January 27, 2004.
DIVIDENDS
We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We have paid subsequent dividends of $0.15 per share each quarter thereafter from April 15, 2003 through October 15, 2005.

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
FINANCIAL HIGHLIGHTS

	(Unaudited)		(Unaudited)
	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Income Items
Total revenue	$8,264,091	$2,379,991	$19,040,965	$5,265,927
Loss from continuing operations(1)	(798,588)	(274,913)	(1,570,835)	(3,358,361)
Net loss	(798,588)	(232,757)	(1,570,835)	(3,269,837)
Loss from continuing operations per share	(0.04)	(0.01)	(0.08)	(0.18)
Net loss per common share	(0.04)	(0.01)	(0.08)	(0.18)
Funds from operations (FFO)(2)	2,137,326	433,457	5,015,100	(1,849,108)
FFO per common share	0.10	0.02	0.24	(0.10)
Earnings before interest, taxes and depreciation and amortization (EBITDA)(3)
Dividends declared per share	0.15	0.15	0.45	0.45

	September 30,	December 31,
	2005	2004
Balance Sheet Items
Investment in real estate, net	$348,606,772	$155,370,667
Total cash and cash equivalents	27,243,126	95,918,151
Total debt	211,192,223	77,584,897

(1) Includes expense of $2,097,900 in the first quarter of 2004 for issuance and exercise of warrant.
(2) For reconciliation of the difference between FFO and net loss, see page 9.
(3) For reconciliation of the difference between EBITDA and net loss, see page 10.

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2005	2004
	(UNAUDITED)
ASSETS
Real estate at cost
Land	$32,873,237	$13,713,237
Buildings and improvements	259,575,597	117,069,518
Tenant origination costs	53,527,970	26,628,718
Real estate under development	12,225,197	1,180,523
Furniture and equipment	422,956	185,818

	358,624,957	158,777,814
Accumulated depreciation	(10,018,185)	(3,407,147)

	348,606,772	155,370,667
Cash and cash equivalents	6,813,679	93,814,813
Restricted cash escrows	20,429,447	2,103,338
Tenant receivables	5,633,123	1,501,850
Notes receivable from tenant	618,702	665,216
Deferred costs, net	2,283,290	937,156
Real estate deposits	300,000	685,993
Other assets	1,681,207	1,241,554

Total assets	$386,366,220	$256,320,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$9,679,018	$3,226,655
Dividends payable	3,108,242	3,104,340
Mortgage notes payable	211,192,223	77,584,897

Total liabilities	223,979,483	83,915,892
Stockholders’ equity
Common stock ($0.01 par value; 50,000,000 shares authorized, 20,721,612 and 20,695,567 shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively)	205,820	205,223
Additional paid-in capital	188,941,858	188,259,230
Accumulated deficit	(26,955,345)	(16,059,758)
Accumulated other comprehensive loss	194,404	—

Total stockholders’ equity	162,386,737	172,404,695

Total liabilities and stockholders’ equity	$386,366,220	$256,320,587

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
CONSOLIDATED STATEMENTS OF OPERATIONS

	(UNAUDITED)		(UNAUDITED)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2005	2004	2005	2004
Revenue
Rental income	$7,821,816	$2,338,335	$18,286,917	$5,060,076
Tenant reimbursements and other	442,275	41,656	754,048	205,851

Total revenue	8,264,091	2,379,991	19,040,965	5,265,927
Expenses
Property operations	1,343,177	543,020	3,321,627	1,126,570
Real estate taxes	896,790	257,403	1,921,859	578,428
Depreciation and amortization	2,946,201	673,396	6,611,038	1,436,990
General and administrative	1,303,690	1,037,025	3,644,599	3,026,211

Total expenses	6,489,858	2,510,844	15,499,123	6,168,199

Operating income (loss)	1,774,233	(130,853)	3,541,842	(902,272)
Other income (expense)
Interest income	249,303	607,884	1,348,237	1,238,417
Interest expense	(2,755,315)	(660,373)	(6,225,992)	(1,426,521)
Expense from issuance and exercise of warrant	—	—	—	(2,097,900)
Amortization of deferred financing fees	(66,809)	(91,571)	(234,922)	(170,085)

Loss from continuing operations	(798,588)	(274,913)	(1,570,835)	(3,358,361)

Discontinued operations:
Income from operations of disposed property	—	42,156	—	88,524

Net loss	$(798,588)	$(232,757)	$(1,570,835)	$(3,269,837)

Earnings per share (basic and diluted):
Loss from continuing operations	$(0.04)	$(0.01)	$(0.08)	$(0.18)
Income from discontinued operations	—	—	—	—

Net loss	$(0.04)	$(0.01)	$(0.08)	$(0.18)

Distributions declared per share	$0.15	$0.15	$0.45	$0.45

Weighted average shares outstanding (basic and diluted)	20,578,402	20,514,716	20,564,662	18,585,837

Net loss	$(798,588)	$(232,757)	$(1,570,835)	$(3,269,837)
Other Comprehensive Income
Unrealized derivative gain on forward-starting interest rate swaps	1,562,669	—	194,404	—

Comprehensive income (loss)	$764,081	$(232,757)	$(1,376,431)	$(3,269,837)

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
CONSOLIDATED STATEMENTS OF CASH FLOWS

	(UNAUDITED)
	NINE MONTHS ENDED
	SEPTEMBER 30,
	2005	2004
Operating activities
Net loss	$(1,570,835)	$(3,269,837)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,611,038	1,436,990
Amortization of deferred financing fees	234,922	170,085
Amortization of premium on mortgage notes payable	25,264	—
Compensation expense	543,222	508,997
Expense from issuance and exercise of warrant	—	2,097,900
Changes in assets and liabilities:
Tenant receivables	(4,131,273)	(420,068)
Other assets	(245,249)	(913,091)
Accounts payable and accrued expenses	3,824,576	909,425

Net cash provided by operating activities	5,291,665	520,401

Investing activities
Expenditures for real estate	(170,643,851)	(68,955,751)
Deposits on future real estate purchases	(300,000)	(1,550,000)
Development of real estate assets	(8,276,884)	—
Restricted cash escrows	(18,326,109)	(423,685)
Note receivable from tenant	46,514	(568,349)
Expenditures for furniture and equipment	(237,138)	—
Restricted cash for letter of credit	—	(17,426,515)

Net cash used in investing activities	(197,737,468)	(88,924,300)

Financing activities
Financing fees	(1,581,056)	(785,300)
Net repayment under lines of credit	—	(3,047,655)
Proceeds from mortgage notes payable	117,582,219	29,000,000
Payments on mortgage notes payable — affiliate	—	(1,639,219)
Repayments of advances from affiliate	—	(102,873)
Principal payments on mortgage notes payable	(1,235,644)	(455,031)
Proceeds from sale of common stock	—	193,202,100
Offering costs paid	—	(16,242,443)
Dividends paid	(9,320,850)	(6,351,685)

Net cash provided by financing activities	105,444,669	193,577,894

Net (decrease) increase in cash and cash equivalents	(87,001,134)	105,173,995
Cash and cash equivalents, beginning of period	93,814,813	760,859

Cash and cash equivalents, end of period	$6,813,679	$105,934,854

Non-Cash Financing Activity
Assumption of mortgage note payable included in real estate, net	$15,753,309	$—

Non-Cash Operating Activity
Accounts payable and accrued expenses included in real estate, net	$2,767,790	$—

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
FUNDS FROM OPERATIONS

	THREE MONTHS		NINE MONTHS
	ENDED		ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2005	2004	2005	2004
Net loss	$(798,588)	$(232,757)	$(1,570,835)	$(3,269,837)
Adjustments to reconcile to funds from Operations:
Real estate depreciation and amortization (a)	2,935,914	666,214	6,585,935	1,420,729

Funds from Operations	$2,137,326	$433,457	$5,015,100	$(1,849,108)

Funds from Operations per common share	$0.10	$0.02	$0.24	$(0.10)

Weighted average common shares outstanding	20,578,402	20,514,716	20,564,662	18,585,837

(a)	Excludes depreciation of non-real estate assets of $10,287 and $7,182 for the three months ended September 30, 2005 and 2004, respectively and $25,103 and $16,261 for the nine months ended September 30, 2005 and 2004, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2005	2004	2005	2004
Net loss	$(798,588)	$(232,757)	$(1,570,835)	$(3,269,837)
Adjustments for:
Depreciation and amortization	2,946,201	673,396	6,611,038	1,436,990
Interest expense	2,755,315	660,373	6,225,992	1,426,521
Expense from issuance of warrant (1)	—	—	—	2,097,900

Earnings before interest, taxes and depreciation and amortization	$4,902,928	$1,101,012	$11,266,195	$1,691,574

(1) Relates to a non-cash expense for the issuance of a warrant in the first quarter of 2004.

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
DEBT SUMMARY

	Interest	Principal	Maturity	Due at
	Rate	Balance	Date	Date
Fixed Interest Rate Debt
Bakersfield DEA Property	5.867%	$1,432,016	03/01/2020	$1,047,759
Baton Rouge VA Property	5.867%	4,797,253	03/01/2020	3,509,989
Charleston SSA Property	5.74%	13,595,380	05/01/2013	11,868,419
Clarksburg GSA Property	5.74%	8,084,395	05/01/2013	7,056,282
Charleston Federal Courthouse Property	5.867%	14,487,445	03/01/2020	10,599,977
College Park FDA Property	6.75%	16,367,182	10/26/2026	120,551
Dallas SSA Property	5.09%	6,250,000	10/01/2015	5,097,616
Kingsport SSA Property	8.23%	2,219,165	04/01/2010	2,008,307
Lenexa FDA Property	5.44%	7,861,867	08/11/2009	7,285,440
Martinsburg IRS Property	5.24%	19,600,000	08/01/2015	16,694,062
Parkersburg BPD Property	5.40%	26,800,000	03/15/2021	10,354,005
Parkersburg BPD Property	5.75%	5,000,000	03/15/2021	5,000,000
Pittsburgh FBI Property	5.50%	20,613,196	08/01/2009	19,033,415
Pittsburgh USCIS Property	5.13%	7,883,957	12/11/2011	6,893,021
Portland Property	5.49%	39,100,000	05/11/2015	32,631,816
Sterling DEA Property	7.98%	15,643,454	03/01/2020	3,382,878

		$209,735,310		$142,583,537

DEBT MATURITIES

Period ending
September 30,	Amount
2006	$2,172,675
2007	3,707,784
2008	4,625,476
2009	31,167,774
2010	4,590,913
Thereafter	163,470,688

$209,735,310

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
PROPERTY PORTFOLIO

						Lease
					Gross Estimated	Maturity/
	Tenant/	Year Built/	Rentable	Rent/	Annualized	Early
Location	Occupant	Renovated	Sq. Ft.	Sq. Foot	Rent	Termination	Lease Type
Bakersfield, California	U.S. Drug Enforcement Administration	2000	9,800	$32.11	$314,640	Nov. 2010/Nov. 2008	Modified Gross Lease

Kingsport, Tennessee	U.S. Social Security Administration	1999	22,848	$17.45	$398,912	Oct. 2014/Oct. 2009	Modified Gross Lease

Charleston, West Virginia	U.S. Social Security Administration	1959/1999	90,050	$22.42	$2,018,934	Dec. 2019/ None	Modified Gross Lease

Clarksburg, West Virginia	U.S. Department of Justice, Drug Enforcement Administration, Federal Bureau of Investigation, Social Security Administration	1998	55,443	$23.40	$1,297,506	Jan. 2019/Jan. 2016	Modified Gross Lease

Mineral Wells, West Virginia	U.S. Bureau of Public Debt	2003	38,324	$12.79	$490,056	Sep. 2017/Sep. 2012	Modified Gross Lease

Pittsburgh, Pennsylvania	U.S. Federal Bureau of Investigation	2001	87,178	$37.13	$3,236,880	Oct. 2016/ None	Modified Gross Lease

Lenexa, Kansas	U.S. Food and Drug Administration	1991	53,500	$22.13	$1,184,433	Jun. 2012/ None	Modified Gross Lease

Baton Rouge, Louisiana	U.S. Veterans Administration	2004	30,000	$24.26	$727,674	Jun. 2019/ None	Modified Gross Lease

Charleston, South Carolina	United States Federal Courthouse	1999	44,250	$37.93	$1,678,608	Jul. 2019/ None	Modified Net Lease

College Park, Maryland	U.S. Food and Drug Administration	2004	79,090	$36.17	$2,378,316	Aug. 2014/ None	Modified Gross Lease

Portland, Oregon	U.S. Various Agencies, Integra Telecom	2002	226,110	$21.75	$4,669,073	Apr. 2015/ None	Modified Gross Leases

Pittsburgh, Pennsylvania	U.S. Citizenship and Immigration Services	2004	36,153	$33.36	$1,206,078	Feb. 2014/ None	Modified Gross Lease

Parkersburg, West Virginia	U.S. Bureau of Public Debt	2004	80,657	$26.11	$2,105,916	Aug. 2019/ None	Modified Gross Lease

Buffalo, New York (Niagara Center)	U.S. — Various Agencies	2004	270,082	$22.07	$5,130,743	Jun. 2015/Jun. 2010	Modified Gross Lease

Buffalo, New York	U.S. Social Security Administration	2003	34,592	$23.84	$824,568	May 2015/May 2010	Modified Gross Lease

Sterling, Virginia	U.S. Drug Enforcement Agency	2002	49,692	$44.81	$2,226,867	Mar. 2020/ None	Modified Gross Lease

Martinsburg, West Virginia	U.S. Internal Revenue Service	1996	122,475	$24.81	$3,038,157	July 2015/ None	Modified Net Lease

Dallas, Texas	U.S. Social Security Administration	2005	27,200	$40.14	$1,091,697	August 2020/August 2015	Modified Gross Lease

GOVERNMENT PROPERTIES TRUST, INC.
Third Quarter 2005
OCCUPANCY AND DELINQUENCY RATES
During our history, each of our properties have had no delinquencies.
As of September 30, 2005, our total Property Portfolio is 95% occupied. Our current vacancies consist of:
•	Approximately 13,000 square feet in our College Park FDA property

•	Approximately 11,000 square feet in our Portland Property

•	Approximately 38,000 square feet in our Buffalo Niagara Center

GOVERNMENT PROPERTIES TRUST, INC.
LEGAL NOTICES
Forward-looking information
This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.
These and other forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and other negative factors, including the fact that our management only recently joined us; we must invest the net proceeds of our January, 2004 IPO into the acquisition of acceptable properties which we are still in the process of consummating; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; most of our leases do not provide for a full pass-through of increases in property operating costs; we have made and expect to continue to make quarterly dividend distributions that include a return of capital. Other such considerations may be disclosed from time to time in our SEC filings.
All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.
Non-GAAP Financial Information
This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.
We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.
FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.